September 26, 2003





CERTIFIED MAIL and HAND-DELIVERY

Mr. Will Leathem
Board of Directors of Innovative Software Technologies, Inc.
4006 Wyoming Street
Kansas City, MO 64111


Dear Mr. Leathem:

      I hereby submit my resignation as Director and Officer of Innovative Software Technologies, Inc., effective immediately. I expect the Company to file a form 8-K as well as all necessary and appropriate documents with the Securities and Exchange Commission, to notify all interested parties of my resignation.

      I am not resigning from my position as an officer and director of Energy Professional Marketing Group, Inc.


                                    Sincerely,


                                    /s/ Ethan Lewis
                                    Ethan Andrew Lewis